UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2013

CapitalSource, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-31753	35-2206895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 West 5th Street, 33rd Floor Los Angeles, CA 90071
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code:   (213) 443-7700

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

On January 29, 2013, we announced our consolidated financial results for the fourth quarter and year ended December 31, 2012. A copy of the press release announcing those results is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On January 29, 2013, we posted a presentation to the Investor Relations section of our website at the following address: http://www.capitalsource.com/investor_relations.

The information in Items 2.02 and 7.01 of this Current Report and the exhibits attached hereto are being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in Items 2.02 and 7.01 of this Current Report and the exhibits attached hereto shall not be incorporated by reference into any registration statement or other document filed with the Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CapitalSource, Inc.
Date: January 29, 2013	/s/ KORI OGROSKY Kori Ogrosky Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by CapitalSource Inc. on January 29, 2013.